UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2023
NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware			1-10499	46-0172280
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)
3010 W. 69th Street	Sioux Falls	South Dakota		57108
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: 605-978-2900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NWE	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
NorthWestern Corporation d/b/a NorthWestern Energy (Nasdaq: NWE) (“Old NWE”) previously disclosed that its board of directors had authorized management to evaluate and pursue a holding company reorganization. On October 2, 2023, Old NWE created a new public holding company, NorthWestern Energy Group, Inc., a Delaware corporation (“New NWE”), by implementing a holding company reorganization (the “Merger”). Following the Merger, New NWE became the successor issuer to Old NWE pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
In the early part of 2024, New NWE and Old NWE intend to complete the second and final phase of the holding company reorganization, when Old NWE proposes to contribute the assets and liabilities of its South Dakota and Nebraska regulated utilities to its direct subsidiary, NorthWestern Energy Public Service Corporation (“NPS”), and then distribute its equity interest in NPS and certain other subsidiaries to New NWE, resulting in Old NWE owning and operating only the Montana regulated utility and NPS owning and operating the Nebraska and South Dakota utilities, each as direct subsidiary of New NWE.
Item 1.01 Entry into a Material Definitive Agreement.
On October 2, 2023, Old NWE implemented the Merger pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 2, 2023, by and among Old NWE, New NWE and NorthWestern Energy Merger Company, a Delaware corporation (“Merger Sub”), which resulted in New NWE owning all of the outstanding capital stock of Old NWE. Pursuant to the Merger, Merger Sub, a direct, wholly-owned subsidiary of New NWE and an indirect, wholly-owned subsidiary of Old NWE, merged with and into Old NWE, with Old NWE surviving as a direct, wholly-owned subsidiary of New NWE. Each share of Old NWE stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of New NWE stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old NWE stock being converted. Accordingly, upon consummation of the Merger, Old NWE’s stockholders immediately prior to the consummation of the Merger became stockholders of New NWE. The stockholders of Old NWE will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares in the Merger.
The Merger was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. After the Merger, stock certificates that previously represented shares of Old NWE stock now represent the same number of shares of New NWE stock. No vote or action of Old NWE’s stockholders is required or requested. Following the consummation of the Merger, shares of New NWE Common Stock (as defined herein) continue to trade on the Nasdaq Stock Market LLC (the “Nasdaq”) on an uninterrupted basis, with the trading symbol and CUSIP number unchanged from the trading symbol and CUSIP number of Old NWE.
The foregoing descriptions of the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2(a) and which is incorporated by reference herein.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the Merger, Old NWE notified the Nasdaq that the Merger had been completed. Following the consummation of the Merger, shares of New NWE common stock, par value $0.01 per share (the “New NWE Common Stock”), continue to trade on the Nasdaq on an uninterrupted basis under the symbol “NWE.” In addition, the Nasdaq is expected to file with the Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist shares of Old NWE’s common stock, par value $0.01 per share (the “Old NWE Common Stock”), from the Nasdaq and deregister the Old NWE Common Stock under Section 12(b) of the Exchange Act. Old NWE intends to file with the Commission a certificate on Form 15 requesting that the Old NWE Common Stock be deregistered under the Exchange Act, and that Old NWE’s reporting obligations under Section 15(d) of the

Exchange Act be suspended (except to the extent of the succession of New NWE to the Exchange Act Section 12(b) registration and reporting obligations of Old NWE). Until Old NWE’s reporting obligations are suspended, investors can find reports and other documents that Old NWE files with the Securities Exchange Commission on www.sec.gov.
Item 3.03 Material Modification of Rights of Securityholders.
Upon consummation of the Merger, each share of Old NWE stock issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of New NWE stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old NWE stock that was converted.
The information set forth in Item 1.01 and Item 5.03 of this Form 8-K is hereby incorporated by reference in this Item 3.03 of this Form 8-K.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with the Merger, to the fullest extent permitted by applicable law, New NWE adopted and assumed sponsorship of the Old NWE Equity Plans (as defined herein), along with all of Old NWE’s rights and obligations under the Old NWE Equity Plans, and Old NWE shall have no further rights or obligations with respect to each equity award (the “Awards”) issued under the Old NWE Equity Plans or granted by Old NWE outside of the Old NWE Equity Plans pursuant to Nasdaq Listing Rule 5635(c) that was outstanding and unexercised, unvested and not yet paid or payable immediately prior to the Merger, which Awards were converted into a right to acquire or vest in a share of New NWE capital stock of the same class and with the same rights and privileges relative to New NWE that such share underlying such Award had relative to Old NWE immediately prior to the Merger on otherwise the same terms and conditions as were applicable immediately prior to the Merger. “Old NWE Equity Plans” means, collectively, the NorthWestern Energy Employee Stock Purchase Plan and the NorthWestern Corporation Amended and Restated Equity Compensation Plan, in each case, as applicable, as amended to date, and any and all subplans, appendices or addendums thereto, and any and all agreements evidencing Awards.
The information set forth in Item 1.01 of this Form 8-K is hereby incorporated by reference in this Item 5.02 of this Form 8-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 2, 2023, 2023, the Amended and Restated Certificate of Incorporation of Old NWE (the “Old NWE Charter”) was amended pursuant to the Merger to add a provision, which is required by Section 251(g) of the DGCL, that provides that any act or transaction by or involving Old NWE, other than the election or removal of directors, that requires for its adoption under the DGCL or the Old NWE Charter the approval of the stockholders of Old NWE shall require the approval of the stockholders of New NWE by the same vote as is required by the DGCL and/or the Old NWE Charter.
The foregoing descriptions of the amendments to the Old NWE Charter do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Merger, which includes the amendments to the Old NWE Charter, and which is filed as Exhibit 3(a), and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2(a)	Agreement and Plan of Merger, dated October 2, 2023, by and among NorthWestern Corporation, NorthWestern Energy Group, Inc. and NorthWestern Energy Merger Company.

3(a)	Certificate of Merger, dated October 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 2, 2023

NorthWestern Corporation

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary